EXHIBIT 10(vi)

                       KULICKE AND SOFFA INDUSTRIES, INC.
                      1988 NON-QUALIFIED STOCK OPTION PLAN
                            FOR NON-OFFICER DIRECTORS
              (As Amended and Restated Effective February 9, 1999)

            1. Purpose

            The purpose of the 1988 Non-Qualified Stock Option Plan for Non-Officer Directors (the "Plan") of Kulicke and Soffa Industries, Inc. (the "Company") is to encourage stock ownership by non-officer members of the Board of Directors (the "Board") (as more fully described in Section 3, below) of the Company by issuing options to purchase shares of the Company's stock ("Options," and individually an "Option") thereby enabling such Board members to acquire or increase their propriety interests in the Company and thereby encouraging them to remain as Board members. The Options issued pursuant to the Plan are intended to constitute non-qualified stock options ("Non-Qualified Stock Options").

            2. Administration

            The Plan will be administered by a Committee of the Board (the "Committee") appointed by the Board of the Company. The Committee will consist of two or more directors who are not eligible to be granted Options under this Plan and who will serve at the pleasure of the Board. The Committee will hold meetings when a quorum is present at such times and places as it may determine. A quorum shall consist of a majority of the Committee. A majority of the Committee present and voting at a meeting at which a quorum is present, or acts reduced to and approved in writing by a majority of the members of the Committee at any other time, will be valid acts of the Committee. No director while a member of the Committee will be eligible to receive an Option under this Plan. The Committee shall have no discretion with respect to the eligibility or selection of non-officer members of the Board to receive Options under the Plan, the number of shares of stock subject to any such Options, or the purchase price thereunder.

            The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it will be final. Anything herein to the contrary notwithstanding, no member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

            3. Eligibility

            The only persons eligible to receive Options under the Plan shall be each member of the Board who is not also an employee or officer of the Company. An eligible director who is granted an Option ("Optionee," which term shall also include his legal representative under Section 5(f) hereof) may be granted more than one Option.

            4. Stock

            The stock subject to the Options will be shares of the Company's authorized but unissued or reacquired Common Stock, without par value (the "Shares"). Options shall not be issued with respect to more than 200,000 Shares, subject, however, to adjustment as provided in Section 5(g) hereof. As used herein and in Section 7, Options that have expired or terminated shall not be deemed to have been issued or granted for purposes of computing numerical limitations on the granting of Options.


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      5. Terms and Conditions of Options

      Each Option granted pursuant to the Plan will be evidenced by an Option Notice in such form as is acceptable to the Committee. Each Option Notice will include the information required by Subsections (a) and (b) of this Section 5 and will be in conformity with and incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

(a) Option Grant Dates. Options to purchase 2,500 Shares (as adjusted pursuant to Section 5(g)) shall be granted automatically to each eligible director on the last day of February on which the Company's shares are publicly traded in each of the years 1990 through 1998.

(b) Option Price. The purchase price per Share payable upon exercise of the Options shall be 100% of the fair market value per Share on the date the Options are granted, which shall be the representative closing prices on such date of the Shares as reported by NASDAQ.

(c) Payment. The price payable on the exercise of the Option in whole or in part will be equal to the Option price multiplied by the number of Shares as to which the Option is exercised, and shall be paid in full upon exercise of any Option, either in cash or by delivering to the Company shares of the Company's Common Stock having a fair market value, as of the close of business on the day preceding such delivery, equal to the aggregate exercise price of the Shares being purchased on exercise of the Options, or by a combination of such cash and shares.

(d)   Notwithstanding any other provisions of this Plan:

      (i) No Option shall be granted under this Plan after ten years and one month from the date this Plan becomes effective according to Section 10, below.

      (ii) No Option granted under this Plan shall be exercisable after ten years and one month from the date of its grant.

(e) Term and Exercise of Options. Subject to the provisions of Section 5(d)(i) and (ii) hereof, Options granted hereunder shall become exercisable in 20% annual increments commencing on the first anniversary of the date they are granted.

            Options that have become exercisable may be exercised in whole or in part, except that no Option may be exercised unless the total number of Shares issuable upon exercise of such Option and all other Options being exercised simultaneously is at least 25 or unless the number of Shares purchased is the total number remaining unpurchased under the Option.

            Unless sooner terminated as provided in this Plan, Options shall expire after the termination of ten years and one month from the date of the grant and shall be void and unexercisable thereafter. Options may be exercised only by the Optionee and may not be exercised by any other person except as provided in Section 5(f) hereof.

(f) Termination of Options. Upon the death of an Optionee, except upon death during pendency of proceedings as described in the fourth paragraph of this Subsection (f), all Options held by such Optionee, whether or not then exercisable, shall immediately become exercisable and remain exercisable by his executor(s) or administrator(s) for a period of one year from the date of such Optionee's death.

            Upon notice to an Optionee that proceedings (including the call of a meeting) are to be instituted for the purpose of the removal of the Optionee from the Board of the Company for cause, the right of such Optionee to exercise any Options under the Plan shall be suspended until final disposition of such proceedings. If such proceedings result in a removal of such Optionee for cause, the Options will be deemed to have terminated on


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the date of notice to such Optionee that such proceedings were to be instituted.

            If, during the pendency of such proceedings, the Optionee dies or ceases to be a member of the Board for any reason other than removal for cause, the Committee shall determine whether there existed cause for such director's removal. If the Committee determines that cause for removal existed, the Optionee's Options shall be deemed to have terminated on the date of notice to such Optionee that such proceedings were to be instituted. If the Committee determines that cause for removal did not exist, the Options shall be reinstated and the original expiration date of such Options shall be extended by such period, not less than six months nor more than the period during which the exercise rights were suspended, as the Committee may determine.

            If an Optionee has died during the suspension of the right to exercise any Option and such Option is reinstated, the date of the determination reinstating such Option will be deemed to be the date of such Optionee's death for the purposes of this Plan.

            If such proceedings result in a final determination that such Optionee is not subject to removal for cause, the Options shall be reinstated and the original expiration date of such Options shall be extended by such period, not less than six months nor more than the period during which the exercise rights were suspended, as the Committee should determine.

            Options may be terminated by agreement between the Company and the Optionee.

            For the purposes of this Plan, termination and removal for cause shall include termination and removal by reason of any dishonest or illegal act, or any willful refusal or failure to perform duties properly assigned.

(g) Recapitalization. Subject to any required action by the stockholders of the Company, if any, the number of Shares as to which options may be granted under this Plan and the number of Shares subject to outstanding Options and the Option price thereof will be proportionately adjusted for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits or reverse stock splits but not for stock dividends. The number of Shares will be adjusted to the nearest whole share. Any stock dividend resulting in an increase of 20% or more in the outstanding Common Stock shall be deemed a stock split.

            If the Company is a party to any merger, consolidation or dissolution (other than the merger or consolidation of the Company with one or more of its wholly-owned subsidiaries), all Options outstanding hereunder shall terminate, in the case of mergers or consolidation, on the date that such merger or consolidation becomes effective, and in case of dissolution, on the date that the Articles of Election to Dissolve are filed with the Secretary of the Commonwealth of Pennsylvania. If Options are terminated and cancelled pursuant to the provisions of the foregoing sentence, Optionees shall receive in cash from the Company an amount equal to the fair market value of the Shares which are subject to then exercisable Options, determined as of the close of business on the day preceding the event canceling all outstanding Options under this Plan, less the amount which would be required to exercise the then exercisable Options. Optionees shall have no rights to compensation or other consideration with respect to the cancellation of Options not subject to exercise on the date of cancellation.

            Except as expressly provided above in this Section 5(g), the Optionee will have no rights by reason of any subdivision or consolidation of shares of stock of any class of the Company or the payment of any stock dividend by the Company or any other increase or decrease in the number of shares of stock of any class of the Company or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation.

            The grant or existence of any Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its stock or assets.


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(h)   Rights as a Stockholder. The Optionee will have no rights as a stockholder of the Company with respect to any Shares subject to the Option until the Option has been exercised and a certificate with respect to the Shares purchased upon exercise has been issued to him. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the Shares so purchased have been issued.

(i) Modification, Extension and Renewal of Option. Subject to the terms and conditions of the Plan, the Committee may modify the Options or accept the surrender of Options (to the extent not theretofore exercised); provided, however, that the Committee may not modify the terms upon which, the times at which or the periods within which Options may be exercised. Notwithstanding the foregoing sentence, no modification of any Option which adversely affects the Optionee shall be made without the consent of the Optionee. Further, notwithstanding any provision of this Plan to the contrary (other than Section 5(g)), the option price of an outstanding Option shall not, without the prior approval of the Company's stockholders, be reduced, whether through amendment, cancellation, replacement grants, or other similar means.

(j) Purchase for Investment. The issuance of Shares on exercise of the Option will be conditioned on obtaining appropriate representations and warranties of the Optionee that the purchase of Shares thereunder will be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act of 1933, as amended (the "Act"), and comply with any other law, regulation or rule applicable thereto. Unless the Shares are registered under the Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Act and may not be sold or otherwise transferred unless the Shares have been registered under the Act in connection with the sale or other transfer or counsel satisfactory to the Company is of the opinion that the sale or other transfer is exempt from registration under the Act, and unless said sale or transfer is in compliance with any other applicable law, including all applicable state securities laws.

(k) No Rights to Board Membership. Individuals granted Options under this Plan shall not have any right to continue as a member of the Board of the Company solely by virtue of the existence of such Options. Individuals holding Options whose Board membership is terminated shall have no rights against the Company by reason of the termination of such Options whether the termination be with or without cause.

(l) Other Provisions. The Option Notice may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee in its discretion deems advisable and as are not inconsistent with the provisions of this Plan.

            6. Term of Plan.

            The Plan shall terminate ten years and one month from the date the Plan is effective as described in Section 10, below.

            7. Amendment of the Plan.

            The Board may, insofar as permitted by law and the Plan, from time to time, with respect to any Shares at the time not subject to an Option, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that the Plan may not be amended more than once every six months unless such an amendment is necessary to make the Plan comply with changes to the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that without approval of the Company's shareholders, no such revision or amendment may change the number of Shares, change the designation of the class of individuals eligible to receive Options, change the provisions of Section 5(a), change the terms upon which, the times at which or the periods within which Options may be acquired or exercised, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an Option under the Plan while serving thereon.


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            8. Application of Funds.

            The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options will be used for general purposes.

            9. No Obligation to Exercise Option.

            The granting of an Option will impose no obligation upon the Optionee to exercise such Option.

            10. Approval of Stockholders.

            This Plan shall become effective on the date that it is adopted by the Board, provided, however, that it shall become null and void if it is not approved by a majority of the holders of the Company's Common Stock present in person or by proxy at a meeting of the shareholders held within one year (365 days) of its adoption by the Board. The Board may grant Options hereunder prior to approval of the Plan by the holders of such a majority of the Common Stock, provided, however, that no Option so granted shall be exercisable within 365 days of the date of the adoption of the Plan and all Options so granted shall terminate and become null and void if the Plan is not approved by the holders of a majority of the Company's Common Stock present in person or by proxy at a meeting of the shareholders held within 365 days of its adoption by the Board.

Date Plan Adopted by Board of Directors: June 28, 1988.

Date Plan Approved by Shareholders: February 14, 1989.

Dates Plan Amended by Board of Directors: August 15, 1989; April 1, 1992; October 11, 1994; and February 9, 1999.


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